UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Aemetis, Inc.

(Name of Registrant as Specified in its Charter)

n/a

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AEMETIS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On February 18, 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Aemetis, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), which will be held on February 18, 2026, at 1:00 pm (Pacific Time) at the offices of A&O Shearman LLP, 1460 El Camino Real, Floor 2, Menlo Park, CA 94025.

The Special Meeting is being held for the following purposes:

1.

Proposal 1: Approve a proposal to amend our Certificate of Incorporation (the “Certificate of Incorporation”) to decrease the number of authorized shares of our preferred stock, par value $0.001 per share, from 65,000,000 to 5,000,000 shares (“Decrease of Authorized Preferred Stock Proposal”).

2.

Proposal 2: Approve a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share, from 80,000,000 to 140,000,000 shares (“Increase of Authorized Common Stock Proposal”).

3.

Proposal 3: Approve the adjournment of the Special Meeting to a later date or dates, in the Company's discretion, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Increase of Authorized Common Stock Proposal or the Decrease of Authorized Preferred Stock Proposal (“Adjournment Proposal”).

4.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Company’s Board of Directors (the “Board”) unanimously recommends that the stockholders vote “FOR” each of the Decrease of Authorized Preferred Stock Proposal, the Increase of Authorized Common Stock Proposal, and the Adjournment Proposal.

The accompanying proxy statement is solicited by the Board and provides information relevant to the Decrease of Authorized Preferred Stock Proposal, the Increase of Authorized Common Stock Proposal, and the Adjournment Proposal. We urge you to read the accompanying proxy statement, including any annexes.

Only stockholders of record at the close of business on December 24, 2025, (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is anticipated that the accompanying proxy statement, or notice of the statement, will first be emailed and/or mailed on or about December 31, 2025, to stockholders entitled to vote as of the Record Date. These proxy materials contain instructions on how to access this proxy statement online at: www.proxyvote.com, and how to submit your proxy to vote via the internet, telephone and/or mail.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the accompanying proxy statement carefully and to submit your proxy or voting instructions as soon as possible to ensure that your shares are represented.

By Order of the Board of Directors,

/s/ Eric A. McAfee

Eric A. McAfee

Chairman and Chief Executive Officer

Aemetis, Inc.

Cupertino, CA

December 31, 2025

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company’s expectations or beliefs concerning future events. All statements other than statements of historical facts contained in this proxy statement, including, among other things, the Company’s expectations regarding the proposed amendment to the Certificate of Incorporation, the potential uses and impacts of additional authorized shares on long-term growth, forecasts of cash flow, and other future events or conditions, are forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to, factors detailed under Part I, “Item 1A. Risk Factors” and in other sections of our most recent Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report on Form 10-K”), and in our other subsequent filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, the Company undertakes no duty to update or revise any forward-looking statement.

AEMETIS, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held On February 18, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aemetis, Inc.(the “Company,” “we,” “us,” or “our”) for use at the Special Meeting of Stockholders to be held on February 18, 2026, at 1:00 pm (Pacific Time), and at any adjournment or postponement thereof.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Purpose of the Special Meeting

The purpose of the Special Meeting is to consider and vote upon three proposals:

●

Proposal 1: Approve an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our preferred stock, par value $0.001 per share, from 65,000,000 to 5,000,000 shares.

●

Proposal 2: Approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”), from 80,000,000 to 140,000,000 shares.

●

Proposal 3: Approve the adjournment of the Special Meeting to a later date or dates, in the Company's discretion, to permit further solicitation and voting of proxies if there are not sufficient votes to approve Proposal 1 or Proposal 2.

Board Recommendations

The Board unanimously recommends a vote “FOR” Proposals 1, 2, and 3.

Record Date, Quorum, and Voting Rights

Stockholders of record at the close of business on December 24, 2025, (the “Record Date”) are entitled to vote at the Special Meeting. On the Record Date, there were approximately 66.2 million shares of common stock outstanding and entitled to vote, and no shares of preferred stock outstanding. Each share of common stock is entitled to one vote on each proposal.

The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the Special Meeting is required to constitute a quorum for the transaction of business. All shares of Aemetis common stock represented at the Special Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum. There must be a quorum for our Special Meeting to be held.

Voting and Solicitation

You may vote your shares in one of the following ways:

●	By Internet: You can vote by proxy via the internet by following the instructions in the notice or proxy card you receive.

●	By Telephone: You can vote by proxy by telephone by following the instructions in the notice or proxy card you receive.

●	By Mail: You can vote by mail by returning a proxy card (or requesting and returning a card if you did not receive one).

●

In Person: You may attend the Special Meeting and vote in person. If you are a beneficial owner and your shares are held in "street name" by a broker or bank, you must obtain a legal proxy from your broker or bank to vote in person.

The shares represented by a properly submitted proxy will be voted at the Special Meeting in accordance with the specific instructions of the stockholder. If the Special Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions as described below under “Revocability of Proxy and Changing Vote.”

This proxy is being solicited on behalf of the Board. The Company will bear the entire cost of the solicitation. We have engaged Broadridge Financial Solutions, Inc. to coordinate the distribution of proxy materials to stockholders, which will be conducted primarily via electronic delivery and the internet.

We have also engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies. For these services, we will pay D.F. King an estimated fee of $20,000, plus reimbursement for reasonable out-of-pocket expenses.

In addition to the use of the internet, proxies may be solicited by D.F. King, as well as by our directors, officers, and employees, by telephone, electronic communication, by mail, or in person. No additional compensation will be paid to our directors, officers, or employees for such services. We will also reimburse brokerage firms, banks, and other nominees for the cost of forwarding proxy materials to beneficial owners.

Revocability of Proxy and Changing Vote

A registered stockholder who has given a proxy may revoke it and change its vote at any time before it is voted at the Special Meeting by: (i) delivering a written notice of revocation to the Corporate Secretary of the Company; (ii) submitting a later-dated proxy in one of the manners authorized and described in this proxy statement; or (iii) attending the Special Meeting and voting in person.

A street name stockholder who holds shares of Common Stock through a broker, bank or other nominee should follow the instructions provided by its broker, bank or other nominee as to how it may change its vote or obtain a “legal proxy” to vote its shares in person at the Special Meeting.

Voting Requirements for Each Proposal

The required vote for each proposal is as follows:

●

Proposal 1 - Decrease of Authorized Preferred Stock: The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock as of the Record Date is required to approve this Decrease of Authorized Preferred Stock Proposal. Votes marked as “Abstain” and broker non-votes will have the same effect as a vote “Against” this proposal.

●

Proposal 2 - Increase of Authorized Common Stock: The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock as of the Record Date is required to approve this Increase of Authorized Common Stock Proposal. Votes marked as “Abstain” will have the same effect as a vote “Against” this proposal.

●

Proposal 3 - Adjourn the Special Meeting: The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. Votes marked as “Abstain” will have the same effect as a vote “Against” this proposal.

Broker Votes and Non-Votes

If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will have discretion to vote your shares on “routine” matters. At our Special Meeting, under applicable rules, Proposal 2 and Proposal 3 are considered routine matters for which brokerage firms have discretionary authority to vote shares that are held in the name of brokerage firms and which remain uninstructed by the applicable beneficial owners. However, Proposal 1 is a non-routine matter, and thus, your broker is prohibited from voting your shares on such proposal without your instructions.

A Broker Non-Vote occurs when a broker or other nominee holding shares in its name is considered to be present at the Special Meeting by voting on at least one routine matter but is prohibited from casting a vote on a separate, non-routine proposal because the beneficial owner has not provided specific voting instructions for that non-routine proposal.

Uninstructed Votes

Shares of a stockholder that provides a proxy without instructions for a particular proposal (i.e., “uninstructed votes”) will be voted as follows with respect to such proposal:

●	Shares held by stockholders of record (registered stockholders) will be voted in accordance with the recommendation of the Board for such proposal.

●	Shares held by beneficial owners (non-registered stockholders) will be treated as follows:
o	For Proposal 1 (Non-Routine): The shares will result in a Broker Non-Vote and will have the effect of a vote AGAINST the proposal.
o	For Proposals 2 and 3 (Routine): The broker has discretionary voting authority and may cast uninstructed votes FOR the Board’s recommendation.

Adjournments or Postponements of the Special Meeting

The Special Meeting may be adjourned or postponed for the purpose of, among other things, soliciting additional proxies. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned or postponed meeting. You will still be able to change your proxy until it is voted.

PROPOSAL 1: DECREASE OF AUTHORIZED PREFERRED STOCK

General

The Board has unanimously adopted resolutions approving, declaring advisable, and recommending that our stockholders approve an amendment to Article IV of our Certificate of Incorporation to decrease the number of the Company’s authorized shares of preferred stock, $0.001 par value (the “Preferred Stock”) from 65,000,000 to 5,000,000. The form of the proposed Certificate of Amendment effecting this amendment is attached to this proxy statement as Annex A.

Background and Purpose of the Amendment

Our Certificate of Incorporation currently authorizes the issuance of 65,000,000 shares of Preferred Stock. As of the Record Date, no shares of Preferred Stock were issued and outstanding, and the Company has no current plans to issue Preferred Stock in the near future.

The Board believes that the current number of authorized Preferred Shares is significantly higher than what is needed for the foreseeable future. This proposal is a matter of good corporate housekeeping intended to align the number of authorized Preferred Shares more closely with the Company's current and anticipated needs. A total of 5,000,000 authorized Preferred Shares will still provide the Company with adequate flexibility to issue Preferred Stock for financing or strategic purposes if an attractive opportunity arises.

Potential Benefits and Risks of the Amendment

The Board believes the primary benefits of this proposal are (i) that it represents a prudent management of the Company's capital structure, and (ii) it potentially reduces the Company’s Delaware franchise tax. There are no direct risks to stockholders associated with this proposal, as it does not affect any outstanding shares or the rights of holders of Common Stock.

Vote Required

The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock as of the Record Date is required to approve this Decrease of Authorized Preferred Stock Proposal.

Votes marked as “Abstain” and Broker Non-Votes will not be counted in favor of the proposal and therefore will have the same effect as a vote “Against” the approval of this proposal.

Proposal 1 is independent of Proposals 2 and 3. It is possible for Proposal 1 to be approved even if Proposal 2 and/or Proposal 3 are not approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

PROPOSAL 2: INCREASE OF AUTHORIZED COMMON STOCK

General

The Board has unanimously adopted resolutions approving, declaring advisable, and recommending that our stockholders approve an amendment to Article IV of our Certificate of Incorporation to increase the Company’s authorized shares of common stock, $0.001 par value (the “Common Stock”) from 80,000,000 shares to 140,000,000 shares. The form of the proposed Certificate of Amendment effecting this amendment is attached to this proxy statement as Annex A.

Our Certificate of Incorporation currently authorizes the issuance of 80 million shares of Common Stock. As of the Record Date, approximately 66.2 million shares of Common Stock were issued and outstanding. When taking into account not only our outstanding shares but also shares reserved for issuance under our equity compensation plans and upon conversion of outstanding convertible debt, our fully diluted share count is approximately 76.8 million. This leaves approximately 3.2 million shares of Common Stock available for future issuance. The Board believes that this number is insufficient to meet our corporate needs and that an increase to the number of authorized shares of Common Stock is important for the Company’s long-term growth.

Background and Purpose of the Amendment

The Board believes that approving this proposal is a critical step to ensure the Company has the resources to fund operations, pursue its strategic growth plans, and enhance stockholder value. The primary purposes for the proposed increase are as follows:

●

Fund Operations and Future Growth: A sufficient share reserve is essential for our ability to raise capital. The Company is currently operating with negative cash flow, and we anticipate using our At-the-Market (ATM) stock offering to continue funding operational cash shortfalls as we execute our strategic plan. Beyond near-term needs for general corporate purposes, these funds will also be used to invest in the expansion of our business and other strategic initiatives that the Board believes will drive long-term growth.

●

Attract and Retain Top Talent: To retain and compete for talented employees who are critical to our success, we must be able to offer competitive equity compensation. Our equity incentive plan, which includes an annual refresh, is a key component of our compensation philosophy. This amendment will ensure we have an adequate pool of shares to continue aligning the interests of our team with those of our stockholders.

●

Maintain Financial and Strategic Flexibility: Having a sufficient number of authorized but unissued shares allows the Board to act decisively and without the delay and expense of seeking stockholder approval at the time a specific opportunity arises. This readiness can be a significant advantage in a dynamic market.

Potential Benefits and Risks of the Amendment

●

Potential Benefits: The Board believes the primary benefit of this proposal is that it provides the necessary flexibility to finance our operations and growth. By approving this proposal, stockholders will empower the Company to capitalize on strategic opportunities for innovation and expansion without unnecessary delay, strengthening our competitive position and our ability to build long-term value.

●	Potential Risks and Disadvantages:
o

Dilutive Effect: The issuance of additional shares of Common Stock, including through our ATM program and equity compensation plans, will dilute the equity interest of our current stockholders. This means that our current stockholders would own a smaller percentage of the total outstanding shares, which would reduce their relative voting power and could reduce the earnings per share.

o

Potential Impact on Market Price: The sale of a substantial number of shares of our Common Stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock.

o

Anti-Takeover Effects: The availability of a large number of authorized but unissued shares could, under certain circumstances, be used by the Board as an anti-takeover measure. For example, the Board could issue shares to a friendly party or in a manner that would make a hostile takeover or change in control more difficult or expensive. The Board, however, does not intend or view this authorized share increase proposal as an anti-takeover measure, nor does the Board propose this amendment with any anti-takeover purpose in mind.

o

Equity Compensation Scrutiny: The Board is aware that institutional investors and proxy advisory firms carefully review proposals to increase authorized shares and scrutinize the size and dilutive impact of equity compensation plans. While the Board believes our equity compensation strategy is essential for our success, stockholders should be aware that future grants under our plans will contribute to dilution.

o

Impact on Delaware Franchise Tax: The State of Delaware calculates annual franchise taxes based, in part, on the number of authorized shares. Increasing the number of authorized shares of Common Stock from 80,000,000 to 140,000,000 without a corresponding decrease in the number of shares of Preferred stock could result in a higher annual franchise tax payable by the Company.

Vote Required

The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock as of the Record Date is required to approve this Increase of Authorized Common Stock Proposal.

Votes marked as “Abstain” will not be counted in favor of the proposal and therefore will have the same effect as a vote “Against” the approval of this proposal.

Proposal 2 is independent of Proposals 1 and 3. It is possible for Proposal 2 to be approved even if Proposal 1 and/or Proposal 3 are not approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

PROPOSAL 3: PROVIDE AUTHORITY TO ADJOURN THE SPECIAL MEETING

Background and Purpose of the Proposal

In this Adjournment Proposal, the Board recommends that Company’s stockholders approve a proposal that will give the Board authority to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies in favor of Proposal 1 or Proposal 2 if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

If the stockholders approve this Adjournment Proposal, the Board may but would not be required to adjourn the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Adjournment Proposal could mean that, even if the Board had received proxies representing a sufficient number of votes “AGAINST” Proposal 1 or Proposal 2 to defeat such proposal, the Board could adjourn the Special Meeting without a vote on Proposal 1 or Proposal 2 and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 1 or Proposal 2.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal.

Votes marked as “Abstain” will have the same effect as a vote “AGAINST” this proposal.

Proposal 3 is independent of Proposals 1 and 2. It is possible for Proposal 3 to be approved even if Proposal 1 and/or Proposal 2 are not approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

Our directors and executive officers have an interest in Proposal 2 to the extent that the increase in authorized shares of Common Stock would ensure that there is a sufficient number of shares available for issuance under our existing equity incentive plans. Aside from the potential for future equity-based awards, none of our directors or executive officers has any substantial interest, direct or indirect, by security holdings or otherwise, in the Decrease of Authorized Preferred Stock Proposal, the Increase of Authorized Common Stock Proposal, or the Adjournment Proposal, that is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of December 24, 2025 by (i) each of our directors, (ii) each of our named executive officers, and (iii) all of our directors and executive officers as a group. As of such date, we are not aware of any person or group who beneficially owns more than 5% of our outstanding Common Stock, other than as set forth in the table below.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares. Shares of Common Stock issuable under stock options or warrants that are exercisable within 60 days of December 24, 2025, are deemed outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner is c/o Aemetis, Inc., 20400 Stevens Creek Blvd, Suite 700, Cupertino, CA 95014.

Stockholder	Stock Owned (# of Shares)	Options/Warrants Exercisable (# of Shares) (1)	Total Shares Beneficially Owned (# of Shares)	Ownership Percentage
Directors and Officers:
Eric A. McAfee (2)	3,617,316	-	3,617,316	5.5%
Francis P. Barton	208,518	233,500	442,018	*
Lydia I. Beebe	199,786	190,000	389,786	*
John R. Block	34,330	262,000	296,330	*
Naomi L. Boness	52,643	60,000	112,643	*
Timothy A. Simon	40,632	10,000	50,632	*
Todd A. Waltz	456,821	905,701	1,362,522	2.1%
Andrew B. Foster	-	785,834	785,834	1.2%
Sanjeev Gupta	-	985,000	985,000	1.5%
J. Michael Rockett	27,922	283,333	302,922	*
Total Directors and Officers			8,345,003	12.6%

* Represents ownership less than 1%.

(1) Includes shares of Common Stock issuable upon the exercise of stock options or warrants that are exercisable within 60 days of December 24, 2025.

(2) Includes 2,781,548 shares held by McAfee Capital LLC, a company owned by Mr. McAfee, and 835,768 shares held by Mr. McAfee personally.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for the 2026 Annual Meeting of Stockholders must submit the proposal in writing to our Corporate Secretary at our principal executive offices no later than December 2, 2025.

Business Proposals: Under our bylaws, for business to be properly brought before the 2026 Annual Meeting by a stockholder, the stockholder must provide written notice to our Corporate Secretary no earlier than December 2, 2025, and no later than January 1, 2026.

Director Nominations: Under our bylaws, for a stockholder to nominate a person for election to the Board at the 2026 Annual Meeting, the stockholder must provide written notice to our Corporate Secretary no earlier than February 22, 2026, and no later than March 24, 2026. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than March 14, 2026.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

Beneficial stockholders who wish to receive a separate set of proxy materials in future mailings can be removed from the householding program by contacting the Broadridge Householding Department by phone at 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Record shareholders who receive multiple copies of the proxy materials can elect to be added to the householding program by contacting our transfer agent or Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports; proxy statements; and other information with the SEC under the Exchange Act. Through our website at www.aemetis.com, you may access, free of charge, our filings, as soon as reasonably practical after we electronically file them with or furnish them to the SEC. Other information contained in our website is not incorporated by reference in, and should not be considered a part of, this proxy statement. Our SEC filings are also available to the public from the SEC’s website at www.sec.gov. You also may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Annex A - Form of Certificate of Amendment

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

AEMETIS INC.

Aemetis, Inc. (the “Corporation”), a corporation organized and existing under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST:            This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on October 27, 2021 (the “Certificate of Incorporation”).

SECOND:       The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the DGCL.

THIRD:           Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

[Option A: To be used if Proposal 1 and Proposal 2 are both approved: “The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 145,000,000 of which (i) 140,000,000 shares shall be a class designated as common stock, par value $0.001 per share (“Common Stock”), and (ii) 5,000,000 shares shall be a class designated as preferred stock, par value $0.001 per share (“Preferred Stock”).”]

[Option B: To be used if Proposal 1 is approved but Proposal 2 is not: “The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 85,000,000 of which (i) 80,000,000 shares shall be a class designated as common stock, par value $0.001 per share (“Common Stock”), and (ii) 5,000,000 shares shall be a class designated as preferred stock, par value $0.001 per share (“Preferred Stock”).”]

[Option C: To be used if Proposal 2 is approved but Proposal 1 is not: “The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 205,000,000 of which (i) 140,000,000 shares shall be a class designated as common stock, par value $0.001 per share (“Common Stock”), and (ii) 65,000,000 shares shall be a class designated as preferred stock, par value $0.001 per share (“Preferred Stock”).”]

FOURTH:       All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this Certificate of Amendment to the Certificate of Incorporation on _______, 2026.

            AEMETIS, INC.

By:
                [Name]
                [Title]

Annex B - Form of Proxy Card

AEMETIS, INC.

20400 STEVENS CREEK BLVD. SUITE 700

CUPERTINO, CA 95014

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on February 17, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

You can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on February 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

If you received a hardcopy proxy card, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

AEMETIS, INC.

Proxy for Special Meeting of Stockholders

February 18, 2026 1:00 p.m. Pacific Time

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Eric A. McAfee and Todd A. Waltz, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Aemetis, Inc. (the “Company”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 1:00 p.m. Pacific Time on February 18, 2026, at the offices of A&O Shearman LLP, 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposals 1, 2, and 3.

Continued and to be signed on reverse side

AEMETIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1.  Decrease of Authorized Preferred Stock. Approve an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our preferred stock, par value $0.001 per share, from 65,000,000 to 5,000,000 shares.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

2.   Increase of Authorized Common Stock. Approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share, from 80,000,000 to 140,000,000 shares.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3.   Adjourn the Special Meeting. Approve the adjournment of the Special Meeting to a later date or dates, in the Company’s discretion, to permit further solicitation and voting of proxies if there are not sufficient votes to approve Proposal 1 or Proposal 2.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

___________________________________________ Signature [PLEASE SIGN WITHIN BOX]  _______________ Date

___________________________________________ Signature (Joint Owners)                                      Date